UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2021 (March 8, 2021)

Smith Micro Software, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35525	33-0029027
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5800 Corporate Drive, Pittsburgh, PA 15237

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (412) 837-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	SMSI	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On March 8, 2021, Smith Micro Software, Inc. (the “Company” or “Smith Micro”) (NASDAQ: SMSI) filed a Current Report on Form 8-K (“the Original Form 8-K”), to report that the Company entered into a Membership Interest and Asset Purchase Agreement (the “Purchase Agreement”) with Avast plc (“Avast”) (LSE: AVST), whereby the Company will acquire substantially all of the assets of Avast and its subsidiaries related to its Family Safety Mobile Software business (including application source code, license rights to shared source code, and both ownership and license rights to a patent portfolio) and certain specified assumed liabilities with respect thereto, along with all of the outstanding membership interests of Location Labs, LLC, which comprises Avast’s U.S. carrier business (collectively the “Avast Family Safety Mobile Business”). This Form 8-K/A amends the Original Form 8-K to file the Purchase Agreement as an exhibit under Item 9.01 and to correct a typographical error in the audited abbreviated statement of assets acquired and liabilities assumed and abbreviated statement of revenue and direct expenses as of and for the years ended December 31, 2020 and 2019 for the Avast Family Safety Mobile Business, and related notes thereto and the related report of SingerLewak LLP, a corrected copy of which, with the corrected items denoted by a “*”, is filed herewith as Exhibit 99.1 and incorporated herein and into the Original Form 8-K by reference. The description of the Purchase Agreement in the Original Form 8-K does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is attached as Exhibit 2.1 to this Form 8-K/A and is incorporated into the Original Form 8-K by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Membership Interest and Asset Purchase Agreement by and among Smith Micro, Avast and certain subsidiaries of Avast, dated March 8, 2021.*

23.1	Consent of SingerLewak LLP, independent registered public accounting firm

99.1	The audited abbreviated statement of assets acquired and liabilities assumed and abbreviated statement of revenue and direct expenses as of and for the years ended December 31, 2020 and 2019 for the Avast Family Safety Mobile Business, and related notes thereto and the related report of SingerLewak LLP

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH MICRO SOFTWARE, INC.

Date: March 9, 2021	/s/ Timothy C. Huffmyer
Name: Timothy C. Huffmyer Title: Vice President and Chief Financial Officer